                      CONSENT AND FIRST AMENDMENT TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This CONSENT AND FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of October 5, 2001 among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust and BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership (collectively, the "Borrowers"), certain Subsidiaries of the Borrowers as Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A. as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2001 (the "Credit Agreement");

         WHEREAS, three of the Guarantors (Brandywine Durham Partnership, a New Jersey general partnership, Brandywine Axinn Avenue Partnership, a New York general partnership and AAP Sub three, Inc., a Delaware corporation) were dissolved by the Borrowers because they had no assets or revenues and, therefore, they are no longer Guarantors;

         WHEREAS, the Borrowers and the Guarantors have requested that the Required Lenders consent to the release of certain other Guarantors and agree to amend certain terms of the Credit Agreement; and

         WHEREAS, the Required Lenders have agreed to consent to the release of certain Guarantors and agreed to amend certain terms of Credit Agreement on the terms, and subject to the conditions, set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Consent. The Required Lenders consent and authorize the Administrative Agent to take such action, as reasonably requested by the Borrowers, to irrevocably release each of (a) Brandywine Dominion, L.P., a Pennsylvania limited partnership and (b) Plymouth TFC General Partnership (previously known as Plymouth Meeting General Partnership), a Pennsylvania general partnership from its obligations as a Guarantor under the Credit Documents. The Borrowers represent and warrant to the Lenders (with the knowledge and understanding that the Required Lenders are relying on this representation and warranty in giving the consent set forth in the previous sentence) that attached hereto as Exhibit A is a complete and accurate officer's certificate (in the form of Exhibit 7.1(c) to the Credit Agreement), dated as of June 30, 2001, giving effect to the release of the above-referenced Guarantors.

         2. New Definitions. The following definitions are added to Section 1.1 of the Credit Agreement, in the appropriate alphabetical order, to read as follows:

                  "Grande A Loan Agreement" means that certain Loan Agreement, dated as of June 30, 1997, between Goldman Sachs Mortgage Company, as Lender, and AAPOP 1, L.P., Atlantic American Land Development, Inc., Iron Run Venture I and Iron Venture II as borrowers, as amended by (a) an Agreement and First Amendment to Loan Agreement and Note, dated as of August 8, 1997, (b) a Second Amendment to Loan Agreement, dated as of January 23, 1998, and (c) a Confirmation of Liability Agreement and Third Amendment to Loan Agreement dated as of September 28, 1998.

                  "Grande B Loan Agreement" means that certain Loan Agreement, dated as of June 30, 1997, between Goldman Sachs Mortgage Company, as lender, and Commonwealth Atlantic Operating Properties, Inc., as borrower, as assumed by Brandywine Grande B, L.P. and amended pursuant to an Assumption and Modification Agreement dated September 28, 1998, as further amended by a Second Amendment of Loan Agreement dated as of February 2, 2001 and as assumed by Brandywine Grande C, L.P. pursuant to a Loan Assumption and Ratification Agreement dated as of February 2, 2001.

         3. Permitted Investments. The definition of "Permitted Investments" set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Permitted Investments" means, subject in all cases to Sections 7.10, 7.15 and 8.5(b), Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) Investments by one Credit Party in another Credit Party, (d) the acquisition of new Properties; provided that the Credit Parties may not invest in undeveloped land in excess of 5% of Total Assets, in the aggregate, except for such undeveloped land that is adjacent to or contiguous with other assets being acquired or assets already owned or if such land is part of a construction project approved by the Required Lenders, has all necessary local permits and approvals and construction will commence within six months of acquisition, (e) earnest money and similar deposits in respect of Properties made in the ordinary course of business, (f) Investments as of the Closing Date in Subsidiaries that own Properties subject to the Grande A Loan Agreement or the Grande B Loan Agreement, (g) in addition to the Investments in clause (f) above, Investments in Subsidiaries which are not Credit Parties and Investments in joint ventures (whether or not Subsidiaries) not to exceed, in the aggregate at any one time, 15% of the Adjusted Total Assets and (h) Investments not otherwise described in or covered by the other subclauses of this definition including, without limitation, loans to officers, directors and employees and repurchases of its capital stock or shares of beneficial interest (including the repurchase of stock or shares of beneficial interest that is retired, cancelled or terminated) or other ownership interests (including options, warrants and stock appreciation rights) by a Borrower or any Subsidiary); provided that (i) such Investments pursuant to this clause (h) do not exceed, in the aggregate at any one time, 10% of Adjusted Total Assets and (ii) such Investments, together with the Investments referred to in the previous clause (g), do not exceed, in the aggregate at any one time, 20% of Adjusted Total Assets.

         4. Amendments and Waivers. Section 11.6(e) of the Credit Agreement is amended by deleting the reference to "Section 11.20" set forth therein and substituting "Section 11.19" in replacement thereof.

         5. Officer's Certificate. Part B of Schedule 2 to Exhibit 7.1(c) of the Credit Agreement is amended by deleting the word "lesser" set forth therein and substituting the word "greater" in replacement thereof.

         6. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Credit Documents and that, after the date hereof, this Amendment shall constitute a Credit Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, (a) each of the Credit Parties reaffirms the liens and security interests granted under the terms of the Credit Documents and (b) each of the Guarantors reaffirms its guaranty obligations set forth in the Credit Agreement.

         7. Condition Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of copies of this Amendment duly executed by the Credit Parties and by the Required Lenders.

         8. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders party hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         9. Representation/No Default/Release. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof (other than those representations and warranties that expressly relate to an earlier date), (b) no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) they have no claims, counterclaims, offsets, credits or defenses to their obligations under the Credit Documents or, to the extent they have any, they are hereby released in consideration of the Required Lenders entering into this Amendment.

         10. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:           BRANDYWINE REALTY TRUST,
                     a Maryland real estate investment trust

                     By:
                        -----------------------------------------
                              Name: Gerard H. Sweeney
                              Title:   President and Chief Executive Officer


                     BRANDYWINE OPERATING PARTNERSHIP,
                     L.P., a Delaware limited partnership

                              By:   Brandywine Realty Trust, a Maryland
                                    real estate investment trust, its general
                                    partner


                                    By:
                                       ---------------------------------------
                                             Name:  Gerard H. Sweeney
                                             Title:  President and Chief
                                                      Executive Officer

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


GUARANTORS:      AAPOP 2, L.P., a Delaware limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                 By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE AMBASSADOR, L.P., a Pennsylvania limited partnership

                 By: Brandywine Ambassador, L.L.C., a Pennsylvania limited
                     liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE CENTRAL, L.P., a Pennsylvania limited partnership

                 By: Brandywine F.C., L.P., a Pennsylvania limited  partnership, its general partner

                     By: Brandywine F.C., L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 BRANDYWINE DOMINION, L.P., a Pennsylvania limited partnership

                 By: Brandywine Dominion, L.L.C., a Pennsylvania limited
                     liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE F.C., L.P., a Pennsylvania limited partnership

                 By: Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 BRANDYWINE GRANDE B, L.P., a Delaware limited partnership

                 By: Brandywine Grande B Corp., a Delaware corporation, its general partner


                 BRANDYWINE I.S., L.P., a Pennsylvania limited partnership

                 By: Brandywine I.S., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE METROPLEX, L.P., a Pennsylvania limited partnership

                 By: Brandywine Metroplex, LLC, a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE P.M., L.P., a Pennsylvania limited partnership

                 By: Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB FLORIG, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB Florig, LLC, a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE TB INN, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE TB V, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB V, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB VI, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE TB VIII, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB VIII, L.L.C., a Pennsylvania limited
                     liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 C/N LEEDOM LIMITED PARTNERSHIP II, a
                 Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 C/N OAKLANDS LIMITED PARTNERSHIP I, a
                 Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 C/N OAKLANDS LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its general partner

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 E-TENANTS.COM HOLDING, L.P., a Pennsylvania limited partnership

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its general partner

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 IRON RUN LIMITED PARTNERSHIP V, a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company,  its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 WITMER OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership

                 By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 100 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 111 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 440 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 442 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 481 JOHN YOUNG WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE 3 PARAGON DRIVE PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE 55 AMES COURT PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE ENGINEERS LANE PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE NATIONAL ROAD PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE PHILLIPS PARKWAY PARTNERSHIP, a New Jersey general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE BROAD STREET PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its partners

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 INTERSTATE CENTER ASSOCIATES, a Virginia general partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 By: Brandywine Interstate 50, L.L.C., a Delaware limited
                     liability company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real estate
                             investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 IR NORTHLIGHT II ASSOCIATES, a Pennsylvania general partnership

                 By: AAPOP 2, L.P., a Delaware limited partnership, one of its general partners

                     By: Witmer Operating Partnership I, L.P., a Delaware
                         limited partnership, one of its general partners

                         By: Brandywine Witmer, L.L.C., a Pennsylvania
                             limited liability company, its general
                             partner

                             By: Brandywine Operating Partnership,
                                 L.P., a Delaware limited
                                 partnership, its sole member

                                 By: Brandywine Realty Trust,
                                     a Maryland real estate
                                     investment trust, its
                                     general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, one of its general partners

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 PLYMOUTH TFC GENERAL PARTNERSHIP, a Pennsylvania general partnership

                 By: Brandywine P.M., L.P., a Pennsylvania limited partnership, one of its general partners

                     By: Brandywine P.M., L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                 By: Whitmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 AAP SUB TWO, INC., a Delaware corporation


                 BRANDYWINE GRANDE B CORP., a Delaware corporation


                 BTRS, INC., a Delaware corporation


                 SOUTHPOINT LAND HOLDINGS, INC., a Pennsylvania corporation


                 VALLEYBROOKE LAND HOLDINGS, INC., a Pennsylvania corporation


                 1100 BRANDYWINE, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE ACQUISITIONS, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE AMBASSADOR, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE AXINN I, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE AXINN II, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE BROKERAGE SERVICES, LLC, a New Jersey limited liability company

                 By: Brandywine Realty Services Corporation, a Pennsylvania
                     corporation, its sole member

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE CHARLOTTESVILLE LLC, a Virginia limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE CHESTNUT RIDGE, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 By: Brandywine Axinn I, LLC, a Delaware limited liability
                     company, one of its members

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE DABNEY, L.L.C., a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE DOMINION, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE F.C., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE I.S., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE INTERSTATE 50, L.L.C., a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE LEASING, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE-MAIN STREET, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 By: Brandywine Acquisitions, LLC, a Delaware limited liability company, one of its members

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE METROPLEX LLC, a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE PIAZZA, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE PLAZA 1000, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE PROMENADE, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE TB FLORIG, LLC, a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB INN, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB I, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 BRANDYWINE TB V, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB VIII, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE WITMER, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

                 E-TENANTS.COM LLC, a Delaware limited liability company

                 By: e-Tenants.com Holding, L.P., a Pennsylvania limited
                     partnership, its sole member

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its general partner

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 By:
                    -----------------------------------------
                          Name: Gerard H. Sweeney
                          Title: President and Chief Executive Officer of
                                 each of the above-named entities

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT




LENDERS:
                     BANK OF AMERICA, N.A., acting in its capacity as Administrative Agent and individually as a Lender

                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     CITIBANK, N.A.


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     FLEET NATIONAL BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT




                     COMMERZBANK AG NEW YORK AND GRAND
                     CAYMAN BRANCHES


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     PNC BANK, NATIONAL ASSOCIATION


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT




                     FIRST UNION NATIONAL BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT




                     DRESDNER BANK AG, NEW YORK BRANCH AND
                     GRAND CAYMAN BRANCH


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     KEYBANK NATIONAL ASSOCIATION


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     ALLFIRST BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     AMSOUTH BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     CITIZENS BANK OF RHODE ISLAND


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     MELLON BANK, N.A.


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     SOUTHTRUST BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     SOVEREIGN BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     THE BANK OF NEW YORK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT




                     COMERICA BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                     FIRSTRUST BANK


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     NATIONAL CITY BANK OF PENNSYLVANIA


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________

                  CONSENT AND FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT





                     U.S. BANK, N.A.


                     By:____________________________________
                     Name:__________________________________
                     Title:_________________________________